UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2018 (May 22, 2018)

Merck & Co., Inc.
(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Galloping Hill Road, Kenilworth, NJ		07033
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (908) 740-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of Merck & Co., Inc. (the "Company") was held on May 22, 2018.

(b)	Shareholders voted on the matters set forth below:

Item 1.	All of the following persons nominated were elected to serve as directors and received the number of votes set forth opposite their respective names:

Names	Votes For	Votes Against	Abstentions	Broker Non-Votes
Leslie A. Brun	1,827,098,962	102,392,479	17,434,638	377,689,096
Thomas R. Cech, Ph.D.	1,933,013,873	10,078,270	3,833,936	377,689,096
Pamela J. Craig	1,923,215,576	20,040,572	3,669,931	377,689,096
Kenneth C. Frazier	1,868,544,596	72,397,245	5,984,238	377,689,096
Thomas H. Glocer	1,903,562,070	39,186,407	4,177,602	377,689,096
Rochelle B. Lazarus	1,907,501,758	35,633,410	3,790,911	377,689,096
John H. Noseworthy, M.D.	1,935,362,697	7,617,284	3,946,098	377,689,096
Paul B. Rothman, M.D.	1,935,440,135	7,527,286	3,958,658	377,689,096
Patricia F. Russo	1,855,506,892	87,686,345	3,732,842	377,689,096
Craig B. Thompson, M.D.	1,928,220,863	14,788,148	3,917,068	377,689,096
Inge G. Thulin	1,806,775,605	136,388,582	3,761,892	377,689,096
Wendell P. Weeks	1,670,043,646	272,857,131	4,025,302	377,689,096
Peter C. Wendell	1,921,321,065	21,606,797	3,998,217	377,689,096

Item 2.	A proposal to approve, by non-binding advisory vote, the compensation of our Named Executive Officers received the following votes:

For	Against	Abstained	Broker Non-Votes
1,832,053,440	105,387,018	9,485,621	377,689,096

Item 3.	A proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2018 received the following votes:

For	Against	Abstained
2,281,231,563	37,071,153	6,312,459

Item 4.    A shareholder proposal concerning shareholders' right to act by written consent received the following votes:

For	Against	Abstained	Broker Non-Votes
867,269,109	1,066,251,463	13,405,507	377,689,096

A majority of votes cast was required for all four proposals to be approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 24, 2018

Merck & Co., Inc.

By:	/s/ Faye C. Brown
Name: Faye C. Brown Title: Senior Assistant Secretary